UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
February 12, 2018

Date of Report (Date of earliest event reported)

HARMONIC INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-25826	77-0201147
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification Number)
4300 North First Street
San Jose, CA 95134
(408) 542-2500
(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory

(d)    Election of Director.

On February 6, 2018, the Board of Directors (the “Board”) of Harmonic Inc. (the “Company”) elected David Krall to the Board, and a press release announcing the appointment was issued by the Company on February 12, 2018.

There is no arrangement or understanding between Mr. Krall and any other persons pursuant to which he was selected as a director. Mr. Krall has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Krall and the Company have entered into the Company’s standard form of indemnification agreement, a copy of which has been filed as an exhibit to the Company’s Registration Statement on Form S-1 (File No. 33-90752).

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 6, 2018, the Board adopted an amendment to Article III, Section 3.2 of the Company’s bylaws (the “Bylaws”) to increase the number of directors of the Board from seven (7) to eight (8). Set forth below is the text of the revised Bylaw provision:
“3.2 NUMBER OF DIRECTORS
The board of directors shall consist of eight (8) members. The number of directors may be changed by an amendment to this bylaw, duly adopted by the board of directors or by the stockholders, or by a duly adopted amendment to the certificate of incorporation. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires. If for any cause, the directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws.”

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
10.1*	Form of Indemnification Agreement
99.1	Press Release of Harmonic Inc. dated February 12, 2018

*	Incorporated by reference to Exhibit 10.1 filed with the Company’s Registration Statement on Form S-1 (File No. 33-90752).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 12, 2018	HARMONIC INC.

	By:	/s/ Timothy C. Chu
Timothy C. Chu
General Counsel, SVP HR and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Indemnification Agreement
99.1	Press Release of Harmonic Inc. dated February 12, 2018